OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2021
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM ASSETS	OTHER LONG-TERM ASSETS
Brookfield Renewable’s other long-term assets as at December 31 are as follows:

(MILLIONS)	Note	2021	2020
Contract asset		$388	$409
Long-term receivables		216	108
Due from related parties	29	142	6
Restricted cash	22	51	75
Other		27	7
		$824	$605
At December 31, 2021 and 2020, restricted cash was held primarily to satisfy operations and maintenance reserve requirements, lease payments and credit agreements.
Contract assets are the result of contract amendments made to Brookfield Renewable’s long-term power purchase agreements with Brookfield associated with generating assets in Ontario held by Great Lakes Power Limited and Mississagi Power Trust. The net impact of these changes were offset by changes to Brookfield Renewable’s long-term energy revenue agreement with Brookfield associated with several entities owned by Brookfield Renewable in the United States, however the changes resulted in a difference in timing of cash flows. As a result, the amendments were accounted for in reflection of their substance, with the recognition of contract asset and liability balances and net financing charges to be recognized over the remainder of the term of the agreements. There are no material provisions for expected credit losses on contract assets. See Note 29 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.